Subject to Revision

Term Sheet Dated August 24, 2004

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000

(Approximate)

Class A Notes

GreenPoint Mortgage Securities LLC

Sponsor

Ambac Assurance Corporation

Insurer

GreenPoint Mortgage Funding, Inc.

Terwin Advisors LLC

Sellers

GreenPoint Mortgage Funding, Inc.

Servicer

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Home Equity Loan Trust (“GPHE”) 2004-4 Trust.  The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC based on collateral information provided by GreenPoint Mortgage Funding, Inc. for informational purposes only and is subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission.  The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

To 10% Clean-up Call:(1)

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Principal Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$211,520,000	2.42	10/04 - 07/10	LIBOR + [ ]%(4)	AAA/Aaa

To Maturity:

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Principal Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$211,520,000	2.52	10/04 - 06/13	LIBOR + [ ]%(4)	AAA/Aaa

(1)

Two Non-Offered Residual Certificates will be issued consisting of the Class B Certificates and the Class G Certificates. The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. If the holder of the majority interest in the Class B Certificates does not exercise its Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 2% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

(2)

Size is subject to permitted variance in the aggregate of plus or minus 10%.

(3)

The assumed pricing speed is 40% CPR with a 15% Constant Draw Rate ("CDR") for the Mortgage Loans.

(4)

The Class A Notes will accrue interest at a rate equal to the lesser of (i) the Class A Formula Rate and (ii) the Net WAC Rate.  The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Wachovia Securities Contacts

Trading / Syndicate

Phone

E-mail

Blake O’Connor

(704) 715-7008

blake.oconnor@wachovia.com

Chris Choka

(704) 715-8300

chris.choka@wachovia.com

Ibo Incoglu

(704) 715-8300

ibrahim.incoglu@wachovia.com

Mortgage Finance

Phone

E-mail

Robert Perret

(704) 374-4868

robert.perret@wachovia.com

Rob Baldwin

(704) 715-8131

robert.baldwin@wachovia.com

Jeff Merchant

(704) 715-7922

jeff.merchant@wachovia.com

Structuring

Phone

E-mail

Florin Nedelciuc

(704) 715-8306

florin.nedelciuc@wachovia.com

Collateral Analytics

Phone

E-mail

Ken Nanney

(704) 715-1068

ken.nanney@wachovia.com

Rating Agency Contacts

Standard & Poor’s

Phone

E-mail

Kanika Bansal

(212) 438-1292

kanika_bansal@sandp.com

Linda Wu

(212) 438-1569

linda_wu@sandp.com

Moody’s

Phone

E-mail

George Demarco

(201) 915-8732

george.demarco@moodys.com

Insurer Contacts

Ambac

Phone

E-mail

Jeff Nabi

(212) 208-3437

jnabi@ambac.com

Jim Lam

(212) 208-3260

jlam@ambac.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

SUMMARY OF TERMS

Title of Securities:

GreenPoint Home Equity Loan Trust 2004-4.

Sponsor:

GreenPoint Mortgage Securities LLC.

Sellers:

GreenPoint Mortgage Funding, Inc. and Terwin Advisors LLC.

GreenPoint Mortgage Funding, Inc. originated approximately 97.11% of the Mortgage Loans.  Approximately 2.89% of the Mortgage Loans were purchased by Terwin Advisors LLC from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and were generally underwritten in accordance with GreenPoint’s underwriting guidelines.

Servicer:

GreenPoint Mortgage Funding, Inc.

Insurer:

Ambac Assurance Corporation (“Ambac”).  The Insurer will provide a financial guaranty insurance policy (the “Policy”) which will guarantee certain payments on the Offered Notes.

Lead Manager:

Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Manager:

Terwin Capital LLC (“Terwin”).

Owner Trustee:

Wilmington Trust Company.

Indenture Trustee:

U.S. Bank National Association.

Custodian:

Deutsche Bank National Trust Company.

Credit Risk Manager:

The Murrayhill Company.

Servicing Fee:

With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein) as of the close of business on the last day of each related Collection Period, plus any reimbursable amounts.

Offered Notes:

The Class A Notes.

Non-Offered Certificates:

The Class B Certificates and the Class G Certificates (collectively the “Residual Certificates”).

The Trust:

The Sponsor will establish the GreenPoint Home Equity Loan Trust 2004-4  (the “Trust”), a Delaware statutory trust, to issue the Offered Notes.  The assets of the Trust will include the Mortgage Loans, collections on the Mortgage Loans and the Policy.

Federal Tax Status:

It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:

The Offered Notes are expected to be ERISA eligible.  Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:

The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Minimum Denominations:

$1,000 and integral multiples of $1,000 in excess of that amount for the Offered Notes.

Registration:

The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Delay Days:

0 days.

Day Count:

Actual/360.

Expected Pricing Date:

On or about August 25, 2004.

Closing Date:

On or about September 10, 2004.

Cut-Off Date:

The close of business on July 31, 2004.

Payment Date:

The 15th day of each month (or if such day is not a business day, the next succeeding business day) commencing in October 2004.

Scheduled Final

Payment Date:

The Payment Date in August 2030.  The actual final Payment Date may be substantially earlier.

Collection Period:

With respect to any Payment Date, the calendar month preceding the month of that Payment Date.  The Trust will include collections with respect to the Mortgage Loans that have been conveyed to the Trust and received on or after the Cut-Off Date (except Interest Collections due or accrued on or before the Cut-Off Date).

Interest Period:

The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:

Excess interest, overcollateralization and the Policy.  The Policy will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Offered Notes, subject to the terms and conditions set forth in the Policy.

Optional Redemption:

The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

If the holder of the majority interest in the Class B Certificates does not exercise such Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 2% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

The right of the holders of the majority interest in the Residual Certificates to repurchase the Mortgage Loans together with the assets of the Trust is subject to certain conditions including the consent of the Insurer (if the redemption would result in a draw under the Policy) and that no reimbursement be due to the Insurer with respect to the Notes.  If such an event occurs, holders of the notes will receive a final distribution on such Payment Date.

Class A Margin:

The Class A Margin will be determined on the Pricing Date. The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

Class A

Formula Rate:

With respect to each Interest Period, One Month LIBOR plus the Class A Margin.

Class A

Note Rate:

With respect to each Interest Period, the lesser of (a) the Class A Formula Rate and (b) the Net WAC Rate.

Mortgage Loans:

The Mortgage Loans including any related Additional Balances transferred to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related first and second mortgages or deeds of trust on residential properties.  See the attached collateral descriptions for additional information on the Mortgage Loans as of the Cut-Off Date.

As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans is approximately $217,949,889.51.  Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Offered Notes.

The Mortgage Loans have a 5-year, 10-year or 15-year draw period, during which the borrower may make cash withdrawals against the equity line and a 5-year, 10-year, 15-year, or 20-year repayment period, during which the balance of the Mortgage Loan as of the end of the draw period is repaid.

The Mortgage Loans were originated under a mortgage note where the minimum payment amount during the draw period includes (i) late charges and any other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, (ii) accrued but unpaid interest for current and prior billing cycles, (iii) premiums for any optional credit life insurance obtained through the Servicer, and (iv) an amount equal to the amount by which the loan account balance exceeds the credit limit.  During the repayment period, the minimum payment amount will be an amount equal to the accrued and unpaid finance charges, late charges, and other charges authorized by the related mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, plus approximately 1.6667%, 0.8333%, 0.5556%, or 0.4167% with respect to the Mortgage Loans that have a 5-year, 10-year, 15-year or 20-year repayment period, respectively, of the loan principal balance outstanding at the end of the related draw period.  If paying only the minimum payment will neither reduce nor fully repay the loan principal balance, the entire balance must be paid in a single balloon payment on the maturity date of the note.

Loan Rate:

The Loan Rate of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate.  The index for each Mortgage Loan is the “Prime Rate” or base rate published in the Money Rates table of The Wall Street Journal.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Amendments to

Credit Agreements:

The Servicer may change the terms of the mortgage loan agreements at any time provided that such changes (i) do not adversely affect the interest of the noteholders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the credit limit of the related Mortgage Loan, change in lien position of the Mortgage Loan or reductions to the margin for such Mortgage Loan.

Net WAC Rate:

The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of the interest due on the Mortgage Loans, less the sum of (a) the servicing fee on the Mortgage Loans for such Payment Date, (b) the premium on the Policy for such Payment Date, (c) the fee payable to the Indenture Trustee for such Payment Date, (d) the fee payable to the Owner Trustee for such Payment Date and (e) the fee payable to the Credit Risk Manager for such Payment Date, and the denominator of which is the aggregate outstanding balance of the Offered Notes, multiplied by a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related accrual period.

Deferred Interest:

To the extent the Net WAC Rate is less than the Class A Formula Rate on any Payment Date, the deficiency will be deferred.  Such Deferred Interest will be reimbursed through distributions, to the extent of available funds as set forth under Priority of Payments in the offering documents. The Policy will not guarantee the payment of such Deferred Interest.

Additional Balances:

An Additional Balance represents additional principal of a Mortgage Loan created by a draw on the related home equity revolving line of credit.

Additional Balance

Contributed Amount:

On any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances from the related Collection Period and prior Collection Periods conveyed to the Trust, over (ii) Principal Collections applied to purchase those Additional Balances minus (b) amounts paid on prior Payment Dates to the Sponsor in respect of any Additional Balance Contributed Amount.

Interest Collections:

Interest Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts constituting interest collected with respect to the Mortgage Loans during the related Collection Period, including, but not limited to, any amounts constituting interest due for such Collection Period that are received after such Collection Period but on or prior to the 8th Business Day prior to the related Payment Date (less any comparable amounts received during such Collection Period and included in Interest Collections for the prior Payment Date), including the interest portion of net liquidation proceeds and any insurance proceeds pursuant to the terms of the related credit line agreements, reduced by the Servicing Fees for that Collection Period, and (b) the interest portion of (i) the repurchase price for any deleted Mortgage Loans and (ii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

Principal Collections:

Principal Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts constituting principal with respect to the Mortgage Loans collected during the Collection Period including, but not limited to, any amounts constituting principal due for such Collection Period that are received after such Collection Period but on or prior to the 8th Business Day prior to the related Payment Date (less any comparable amounts received during such Collection Period and included in Principal Collections for the prior Payment Date), including the principal portion of net liquidation proceeds pursuant to the terms of the related credit line agreements, and (b) the principal portion of (i) the repurchase price for any deleted Mortgage Loans, (ii) any amounts required to be deposited in the custodial account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

Net Principal Collections:

With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, if any, and conveyed to the Trust.

Interest Distribution

Amount:

For any Payment Date, the interest then due with respect to the Offered Notes (calculated using the Class A Note Rate).

Principal Distribution

Amount:

With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less (i) amounts paid to the Sponsor with respect to any Additional Balance Contributed Amount and (ii) any Overcollateralization Reduction Amount and (b) during the Rapid Amortization Period, Principal Collections.

Accelerated Principal

Amount:

With respect to the Offered Notes, on any Payment Date where excess cashflow exists, all or a portion of such amount will be distributed to pay the principal balance of the Offered Notes to the extent required to increase the Overcollateralization Amount to the Specified Overcollateralization Amount applicable to such Payment Date.

Stepdown Date:

The later of (a) the Payment Date occurring in March 2007, or (b) the Payment Date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Overcollateralization

Amount:

With respect to any Payment Date, the amount, if any, by which the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period exceeds the sum of (i) the aggregate note balance of the Offered Notes on such Payment Date and (ii) any Additional Balance Contributed Amount for such Payment Date.

Overcollateralization

Reduction Amount:

With respect to any Payment Date during the Managed Amortization Period the excess, if any, of (i) the Overcollateralization Amount for such Payment Date, assuming that 100% of the Net Principal Collections is applied as a principal payment on the Offered Notes on such Payment Date, over (ii) the Specified Overcollateralization Amount for such Payment Date.  With respect to any Payment Date during the Rapid Amortization Period, the Overcollateralization Reduction Amount will be zero.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Overcollateralization

Deficit Amount:

With respect to any Payment Date, the excess, if any, (a) the sum of (i) the note balance of the Offered Notes on such Payment Date, after taking into account any payments from all sources other than the Policy and (ii) solely during the Managed Amortization Period, any Additional Balance Contributed Amount for such period, over (b) the aggregate principal balance of the Mortgage Loans as of such Payment Date.

Specified

Overcollateralization

Amount:

The amount as defined in the Indenture.  The Specified Overcollateralization Amount may be increased or decreased based upon the delinquency and loss experience of the Mortgage Loans and the aggregate principal balance of the Offered Notes.

Managed Amortization

Period:

The period beginning on the first Payment Date and ending on the earliest of (a) the August 2009 Payment Date or (b) the occurrence of a Rapid Amortization Event as specified in the Indenture.

Rapid Amortization

Period:

The period beginning on the earlier of the first day following the end of the Managed Amortization Period, and the occurrence of a Rapid Amortization event.

Rapid Amortization

Event:

As described in the Indenture, Rapid Amortization Events shall include, but are not limited to, the following:

(i)

The failure of the Trust, the Sellers, the Sponsor or the Servicer to make certain required payments within two Business Days after notification, or to observe or perform certain other covenants which continue unremedied for a period of 60 days after written notification;

(ii)

The failure of the Trust, the Sellers, the Servicer, or the Sponsor to remedy the                                    breach of certain representations and warranties within 60 days of written notice, provided that with respect to any representation or warranty for a Mortgage                                    Loan in the related pool purchased during  such period (or within an additional 60 days with the consent of the Trustee and the Insurer), a Rapid Amortization Event shall not be deemed to occur;

(iii)

The occurrence of certain events of bankruptcy, insolvency or receivership                                    relating to the Sponsor, the Sellers, the Servicer, or the Trust;

(iv)

The Trust becomes subject to regulation as an "investment company," as such term is                                    defined in the Investment Company Act of 1940;

(v)

A default in the payment of any interest or principal on the Offered Notes, and such default continues for a period of five Business Days or a failure to pay the entire principal balance of any Offered Note when the same becomes due and payable under the Indenture on the Scheduled Final Payment Date;

(vi)

A draw is made on the Policy; and

(vii)

A Servicing Termination Event has occurred as defined in the Indenture.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Priority of Distributions:

The Indenture Trustee shall deposit to the collection account, without duplication, upon receipt, (i) any draws on the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Principal Collections, (iv) Interest Collections, and (v) certain other amounts remitted by the Servicer, together with certain other specified amounts (the amounts specified in clauses (ii) through (v) shall constitute available funds for the Offered Notes and the related Payment Date).

With respect to each Payment Date, and to the extent of available funds, the Indenture Trustee shall make the following allocations, disbursements and transfers from the distribution account in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i)

from Interest Collections for such Payment Date, the fee payable as payment to the Indenture Trustee pursuant to the Indenture;

(ii)

from Interest Collections for such Payment Date, the premium amount payable to the Insurer;

(iii)

from Interest Collections for such Payment Date, the fee payable to the Credit Risk Manager for such Payment Date;

(iv)

from Interest Collections for such Payment Date, the fee payable to the Owner Trustee for such Payment Date;

(v)

concurrently, pro rata, based on interest amounts due, (a) to the holders of the Offered Notes, the Interest Distribution Amount for such Payment Date and (b) during the Managed Amortization Period, to the Sponsor (as holder of the Class G Certificates), interest on any Additional Balance Contributed Amount at the Class A Note Rate for such Payment Date;

(vi)

to the Sponsor (as holder of the Class G Certificates) on each Payment Date during the Managed Amortization Period, an amount equal to the Additional Balance Contributed Amount;

(vii)

from Principal Collections for such Payment Date, to the holders of the Offered Notes, as a distribution of principal, the Principal Distribution Amount for such Payment Date;

(viii)

to the holders of the Offered Notes, as a distribution of principal, the Overcollateralization Deficit Amount for such Payment Date, if any;

(ix)

to the Insurer, to reimburse it for prior draws made on the Policy, if any, with interest thereon, as provided in the Insurance Agreement, then due to it;

(x)

to the holders of the Offered Notes, as a distribution of principal, the Accelerated Principal Amount for such Payment Date, if any;

(xi)

pari passu, (a) to the Servicer, to pay certain amounts that may be required to be paid to the Servicer (including expenses associated with the transition to any new servicer) and not previously reimbursed pursuant to the Sale and Servicing Agreement and (b) to the Indenture Trustee, up to a maximum of $5,000 on any Payment Date to pay certain amounts that may be required to be paid to the Indenture Trustee with respect to its preparation and recording of assignments of mortgages (which amounts were not previously paid pursuant to clause (i) above or reimbursed pursuant to the Sale and Servicing Agreement);

(xii)

to the holders of the Offered Notes, to pay Deferred Interest and interest thereon at the Class A Formula Rate;

(xiii)

the fee payable to the Manager (the “Management Fee”) pursuant to the Management Agreement between GreenPoint Mortgage Funding, Inc. as manager (the “Manager”) and the Trust;

(xiv)

pari passu, (a) to the Indenture Trustee, any unpaid fees and unreimbursed expenses due and owing to the Indenture Trustee and not otherwise paid pursuant to clauses (i) and (xi) above; and (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise paid pursuant to clause (iv) above; and

(xv)

to the holders of each class of the Residual Certificates, any amount remaining on deposit in the distribution account.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

BOND SUMMARY (to Call)

Class A to 10% Call
CPR	10%	20%	30%	40%	50%	60%	70%
Draw Rate	15%	15%	15%	15%	15%	15%	15%
WAL	8.07	5.83	3.66	2.42	1.65	1.15	0.81
Modified Duration(1)	7.38	5.40	3.45	2.31	1.59	1.11	0.79
First Principal Payment Date	09/15/09	10/15/04	10/15/04	10/15/04	10/15/04	10/15/04	10/15/04
Last Principal Payment Date	01/15/17	11/15/15	10/15/12	07/15/10	01/15/09	10/15/07	11/15/06
Principal Window (months)	89	134	97	70	52	37	26

(1) Modified duration calculated assuming a price of 100.00%.

BOND SUMMARY (to Maturity)

Class A to Maturity
CPR	10%	20%	30%	40%	50%	60%	70%
Draw Rate	15%	15%	15%	15%	15%	15%	15%
WAL	8.07	5.83	3.71	2.52	1.76	1.25	0.88
Modified Duration(1)	7.38	5.40	3.49	2.40	1.69	1.21	0.86
First Principal Payment Date	09/15/09	10/15/04	10/15/04	10/15/04	10/15/04	10/15/04	10/15/04
Last Principal Payment Date	01/15/17	11/15/15	05/15/14	06/15/13	07/15/12	02/15/11	09/15/09
Principal Window (months)	89	134	116	105	94	77	60

(1) Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

DESCRIPTION OF THE MORTGAGE LOANS

As of the Cut-Off Date

Number of Initial Mortgage Loans	4,402
Total Principal Balance	$ 217,949,889.51

	Minimum	Maximum	Average
Principal Balance	$0.00.00	$500,000.00	$49,511.56
Credit Limit	$6,400.00	$500,000.00	$58,712.96
Utilization Rate (1)	0.00%	100.01%	84.33%

	Minimum	Maximum	Weighted Average
Combined LTV Ratio(2)	10.00%	100.00%	86.37%
Second Mortgage Ratio(2)	0.00%	70.00%	17.09%
Credit Score(2)	558	818	700
Remaining Draw Term (Months)(2)	0	180	74
Seasoning (Months)(2)	0	67	5
Current Loan Rate(2)	3.00%	11.00%	6.91%
Gross Margin(2)	0.00%	6.75%	2.81%
Maximum Loan Rate(2)	18.00%	18.00%	18.00%

	% of Aggregate		% of Aggregate
Loan Purpose	Principal Balance	Property Type	Principal Balance
Cashout Refinance	56.76	Single Family	62.49
Purchase	34.34	PUD	18.20
Rate/Term Refinance	8.90	Multifamily	11.61
Total	100.00%	Condo	6.92
		Condo Hi-Rise	0.76
	% of Aggregate	Townhouse	0.02
Occupancy Status	Principal Balance	Total	100.00%
Primary	76.51
Investment	20.47		% of Aggregate
Second Home	3.02	Lien Position	Principal Balance
Total	100.00%	First	0.14
		Second	99.86
		Total	100.00%

(1) Total drawn amount divided by the total maximum credit limit of the mortgage loans
(2) Weighted average calculated on only those loans with a drawn amount greater than zero

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Type of Mortgage Loan

Type	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
5-Year Draw, 10-Year Amortization	3,640	$ 176,537,399.01	81.00%
15-Year Draw, 10-Year Amortization	609	31,427,897.94	14.42
5-Year Draw, 20-Year Amortization	94	5,263,552.97	2.42
10-Year Draw, 5-Year Amortization	58	4,664,042.19	2.14
10-Year Draw, 15-Year Amortization	1	56,997.40	0.03
Total:	4,402	$ 217,949,889.51	100.00%

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
1	4	$ 315,781.97	0.14%
2	4,398	217,634,107.54	99.86
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Outstanding Principal Balances

Range of Outstanding Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.00	96	$ 0.00	0.00%
0.01 - 10,000.00	274	1,988,772.07	0.91
10,000.01 - 20,000.00	738	11,281,329.16	5.18
20,000.01 - 30,000.00	739	18,623,541.67	8.54
30,000.01 - 40,000.00	545	19,179,526.38	8.80
40,000.01 - 50,000.00	532	24,378,188.63	11.19
50,000.01 - 75,000.00	635	39,286,672.45	18.03
75,000.01 - 100,000.00	473	42,734,999.74	19.61
100,000.01 - 150,000.00	189	23,823,062.96	10.93
150,000.01 - 200,000.00	142	25,907,246.69	11.89
200,000.01 - 250,000.00	17	3,795,019.76	1.74
250,000.01 - 300,000.00	13	3,651,186.22	1.68
300,000.01 - 400,000.00	8	2,800,343.78	1.28
400,000.01 - 500,000.00	1	500,000.00	0.23
Total:	4,402	$ 217,949,889.51	100.00%

Type of Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Primary	2,863	$ 166,745,485.77	76.51%
Investment	1,433	44,614,168.23	20.47
Second Home	106	6,590,235.51	3.02
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Refi - Cash Out	2,056	$ 123,701,376.88	56.76%
Purchase	1,852	74,841,619.66	34.34
Refi - Rate and Term	494	19,406,892.97	8.90
Total:	4,402	$ 217,949,889.51	100.00%

Combined Original Loan-to-Value Ratios

Range of Combined Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.01 - 10.00	1	$ 48,450.00	0.02%
10.01 - 20.00	2	64,021.80	0.03
20.01 - 30.00	4	271,027.25	0.12
30.01 - 40.00	9	408,867.14	0.19
40.01 - 50.00	18	1,238,343.79	0.57
50.01 - 60.00	39	2,177,853.80	1.00
60.01 - 70.00	137	10,110,982.77	4.64
70.01 - 80.00	525	38,406,154.20	17.62
80.01 - 90.00	2,475	111,039,132.32	50.95
90.01 - 100.00	1,192	54,185,056.44	24.86
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Documentation

Documentation	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Reduced Documentation	2,899	$ 149,497,192.26	68.59%
Full Documentation	1,482	66,685,999.74	30.60
No Ratio Documentation	18	1,496,037.25	0.69
No Income/No Asset Documentation	3	270,660.26	0.12
Total:	4,402	$ 217,949,889.51	100.00%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Single Family	2,719	$ 136,190,969.09	62.49%
PUD	743	39,666,901.70	18.20
Condominium	347	15,090,578.98	6.92
2-Family	268	11,382,569.48	5.22
4-Family	174	7,479,650.67	3.43
3-Family	121	6,431,990.13	2.95
Condo-HiRise	29	1,658,779.46	0.76
Townhouse	1	48,450.00	0.02
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Mortgage Loan Age

Range of Mortgage Loan Ages (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0	282	$ 12,492,283.71	5.73%
1 - 5	3,617	178,627,846.85	81.96
6 - 12	404	22,557,936.63	10.35
13 - 24	34	1,531,046.39	0.70
25 - 30	2	167,146.04	0.08
31 or greater	63	2,573,629.89	1.18
Total:	4,402	$ 217,949,889.51	100.00%

Second Mortgage Ratios

Range of Second Mortgage Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.00	4	$ 315,781.97	0.14%
0.01 - 10.00	1,525	51,883,004.38	23.81
10.01 - 20.00	2,199	111,654,981.98	51.23
20.01 - 30.00	517	40,807,639.66	18.72
30.01 - 40.00	111	9,159,662.25	4.20
40.01 - 50.00	29	2,552,189.50	1.17
50.01 - 60.00	14	1,197,199.77	0.55
60.01 - 70.00	3	379,430.00	0.17
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Geographic Distribution

State	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
California	2,143	$ 137,613,050.74	63.14%
New York	184	11,338,357.73	5.20
Washington	200	7,601,808.43	3.49
Colorado	182	7,156,500.90	3.28
Arizona	232	6,694,599.29	3.07
Florida	185	6,007,190.53	2.76
Georgia	177	4,956,694.28	2.27
Nevada	122	4,404,610.01	2.02
Massachusetts	89	3,718,341.78	1.71
Oregon	104	3,122,831.90	1.43
Utah	79	2,980,677.16	1.37
Maryland	68	2,810,937.93	1.29
Ohio	74	2,487,460.73	1.14
Illinois	74	2,473,954.77	1.14
Pennsylvania	101	2,358,198.85	1.08
Virginia	53	2,299,280.50	1.05
North Carolina	73	1,928,468.03	0.88
Connecticut	44	1,550,960.29	0.71
South Carolina	24	1,007,695.51	0.46
District of Columbia	9	765,042.94	0.35
Idaho	40	761,780.86	0.35
Michigan	21	621,091.38	0.28
Montana	18	550,717.64	0.25
Rhode Island	15	512,132.25	0.23
Missouri	21	457,988.39	0.21
New Hampshire	10	334,836.66	0.15
New Jersey	7	244,192.85	0.11
New Mexico	8	221,624.29	0.10
Indiana	6	170,877.95	0.08
Kansas	12	156,600.85	0.07
Delaware	9	153,944.62	0.07
Iowa	2	112,161.80	0.05
Oklahoma	3	111,360.04	0.05
Wisconsin	3	93,601.79	0.04
Nebraska	5	91,479.10	0.04
Maine	2	33,936.74	0.02
West Virginia	1	16,800.00	0.01
Wyoming	1	15,300.00	0.01
Mississippi	1	12,800.00	0.01
Total:	4,402	$ 217,949,889.51	100.00%

 Credit Limits

Range of Credit Limits ($)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.01 - 10,000.00	160	$ 1,537,711.38	0.71%
10,000.01 - 20,000.00	668	9,760,057.80	4.48
20,000.01 - 30,000.00	711	16,976,085.39	7.79
30,000.01 - 40,000.00	522	17,398,682.34	7.98
40,000.01 - 50,000.00	573	23,897,634.44	10.96
50,000.01 - 75,000.00	653	37,363,143.29	17.14
75,000.01 - 100,000.00	626	46,114,840.98	21.16
100,000.01 - 150,000.00	226	24,004,116.22	11.01
150,000.01 - 200,000.00	203	28,998,145.93	13.30
200,000.01 - 250,000.00	23	3,667,407.62	1.68
250,000.01 - 300,000.00	24	4,929,078.90	2.26
300,000.01 - 400,000.00	10	2,801,918.29	1.29
400,000.01 - 500,000.00	3	501,066.93	0.23
Total:	4,402	$ 217,949,889.51	100.00%

Credit Limit Utilization Rates

Range of Utilization Rates (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.00	96	$ 0.00	0.00%
0.01 - 10.00	82	242,067.52	0.11
10.01 - 20.00	44	690,179.51	0.32
20.01 - 30.00	54	1,207,801.85	0.55
30.01 - 40.00	53	1,604,115.46	0.74
40.01 - 50.00	64	2,858,579.57	1.31
50.01 - 60.00	56	2,161,946.36	0.99
60.01 - 70.00	90	4,678,209.04	2.15
70.01 - 80.00	109	6,750,266.85	3.10
80.01 - 90.00	129	7,879,426.17	3.62
90.01 - 100.00	3,622	189,591,883.60	86.99
100.01 or less	3	285,413.58	0.13
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Original Term to Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
180	3,698	$ 181,201,441.20	83.14%
300	704	36,748,448.31	16.86
Total:	4,402	$ 217,949,889.51	100.00%

Months Remaining to Scheduled Maturity

Range of Remaining Terms (in months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
111 - 120	8	$ 321,373.30	0.15%
121 - 130	31	1,566,477.02	0.72
151 - 160	4	233,766.74	0.11
161 - 170	25	1,335,434.46	0.61
171 - 180	3,630	177,744,389.68	81.55
231 - 240	7	126,783.23	0.06
241 - 250	16	465,967.61	0.21
261 - 270	1	93,028.73	0.04
281 - 290	17	680,366.49	0.31
291 - 300	663	35,382,302.25	16.23
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Margins

Range of Margins (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.000	23	$ 1,049,689.83	0.48%
0.001 - 0.250	21	1,195,644.15	0.55
0.251 - 0.500	75	4,909,912.27	2.25
0.501 - 0.750	78	6,242,393.30	2.86
0.751 - 1.000	108	8,272,590.73	3.80
1.001 - 1.250	126	8,752,601.58	4.02
1.251 - 1.500	116	6,741,442.74	3.09
1.501 - 1.750	136	7,508,885.58	3.45
1.751 - 2.000	238	14,812,735.55	6.80
2.001 - 2.250	258	15,879,751.71	7.29
2.251 - 2.500	355	23,359,599.91	10.72
2.501 - 3.000	745	37,650,411.50	17.27
3.001 - 3.500	559	25,905,405.84	11.89
3.501 - 4.000	623	24,676,775.35	11.32
4.001 - 4.500	506	18,310,128.84	8.40
4.501 - 5.000	252	6,854,630.51	3.15
5.001 or greater	183	5,827,290.12	2.67
Total:	4,402	$ 217,949,889.51	100.00%

Maximum Loan Rate

Maximum Loan Rate (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
18.000	4,402	$ 217,949,889.51	100.00%
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Current Loan Rates

Range of Current Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
2.001 - 3.000	2	$ 250,000.00	0.11%
3.001 - 4.000	145	9,525,026.76	4.37
4.001 - 4.250	27	1,322,192.41	0.61
4.251 - 4.500	19	973,677.71	0.45
4.501 - 4.750	70	4,119,051.98	1.89
4.751 - 5.000	82	6,872,673.56	3.15
5.001 - 6.000	475	29,450,709.42	13.51
6.001 - 7.000	1,178	69,616,202.44	31.94
7.001 - 8.000	1,247	56,302,425.40	25.83
8.001 - 9.000	905	31,981,031.07	14.67
9.001 - 10.000	223	6,752,658.43	3.10
10.001 or greater	29	784,240.33	0.36
Total:	4,402	$ 217,949,889.51	100.00%

Original Draw Term

Original Draw Term (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
60	3,734	$ 181,800,951.98	83.41%
120	59	4,721,039.59	2.17
180	609	31,427,897.94	14.42
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
551 - 575	2	$ 139,999.18	0.06%
576 - 600	2	139,600.00	0.06
601 - 625	60	3,294,372.76	1.51
626 - 650	447	21,436,653.45	9.84
651 - 675	841	40,046,377.31	18.37
676 - 700	1,146	53,380,669.90	24.49
701 - 725	751	38,276,224.66	17.56
726 - 750	534	29,875,584.05	13.71
751 - 775	411	22,033,413.81	10.11
776 - 800	188	8,479,196.35	3.89
801 - 825	20	847,798.04	0.39
Total:	4,402	$ 217,949,889.51	100.00%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-4

$211,520,000 (approximate)

Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)

	Payment	Net		Payment	Net
Period	Date	WAC Rate	Period	Date	WAC Rate
1	10/15/04	19.81%	36	9/15/07	17.80%
2	11/15/04	17.28%	37	10/15/07	18.29%
3	12/15/04	17.87%	38	11/15/07	17.80%
4	1/15/05	17.31%	39	12/15/07	18.39%
5	2/15/05	17.33%	40	1/15/08	17.80%
6	3/15/05	19.21%	41	2/15/08	17.80%
7	4/15/05	17.37%	42	3/15/08	19.02%
8	5/15/05	17.97%	43	4/15/08	17.80%
9	6/15/05	17.41%	44	5/15/08	18.39%
10	7/15/05	18.01%	45	6/15/08	17.80%
11	8/15/05	17.45%	46	7/15/08	18.39%
12	9/15/05	17.47%	47	8/15/08	17.80%
13	10/15/05	18.02%	48	9/15/08	17.80%
14	11/15/05	17.51%	49	10/15/08	18.25%
15	12/15/05	18.12%	50	11/15/08	17.80%
16	1/15/06	17.56%	51	12/15/08	18.39%
17	2/15/06	17.59%	52	1/15/09	17.80%
18	3/15/06	19.50%	53	2/15/09	17.80%
19	4/15/06	17.64%	54	3/15/09	19.70%
20	5/15/06	18.26%	55	4/15/09	17.80%
21	6/15/06	17.70%	56	5/15/09	18.39%
22	7/15/06	18.32%	57	6/15/09	17.80%
23	8/15/06	17.76%	58	7/15/09	18.39%
24	9/15/06	17.79%	59	8/15/09	17.80%
25	10/15/06	18.34%	60	9/15/09	17.80%
26	11/15/06	17.86%	61	10/15/09	18.27%
27	12/15/06	18.49%	62	11/15/09	18.01%
28	1/15/07	17.93%	63	12/15/09	18.73%
29	2/15/07	17.96%	64	1/15/10	18.26%
30	3/15/07	19.93%	65	2/15/10	18.39%
31	4/15/07	17.80%	66	3/15/10	20.52%
32	5/15/07	18.39%	67	4/15/10	18.69%
33	6/15/07	17.80%	68	5/15/10	19.49%
34	7/15/07	18.39%	69	6/15/10	19.04%
35	8/15/07	17.80%	70	7/15/10	19.87%

 (1) Assumes that the Mortgage Loans prepay at a 40% CPR with a 15% Constant Draw Rate ("CDR"), and that One-Month LIBOR and the Prime Rate are constant at 20.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.